Exhibit 99.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Russell Duncan, the Chief Executive Officer of Milastar Corporation and Subsidiaries (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Annual Report on Form 10-K for the period ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Russell Duncan

Title: Chief Executive Officer, Milastar Corporation and Subsidiaries

Dated: July 28, 2003

I, Dennis J. Stevermer, the Chief Financial Officer of Milastar Corporation and Subsidiaries (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company' s Annual Report on Form 10-K for the period ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis J. Stevermer

Title: Chief Financial Officer, Milastar Corporation and Subsidiaries

Dated: July 28, 2003